                                 Exhibit 10.10

                           SUNGARD DATA SYSTEMS INC.

                             1986 STOCK OPTION PLAN

1.   Purpose of Plan
     ---------------

     The purpose of the 1986 Stock Option Plan (the "Plan") contained herein is to provide additional incentive to key employees of SunGard Data Systems Inc. or of any other corporation permitted by Section 422A(a)(2) of the Internal Revenue Code of 1954, as amended (the "Code"), including current or future parent or subsidiary corporations (the "Company") by encouraging those employees to invest in shares of the Company's stock and thereby acquire a proprietary interest in the business of the Company and an increased personal interest in their continued success and progress to the mutual benefit of employees and shareholders.

2.   Aggregate Number of Shares
     --------------------------

     The aggregate number of shares of the Company's Common Stock, par value $.01 per share, which may be issued under this Plan shall be 300,000 shares. Notwithstanding the foregoing, in the event of any change in the capitalization of the Company such as by stock dividend, stock split or what the Compensation Committee, as hereinafter defined, deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Compensation Committee; provided, however, that such adjustment shall be approved by the shareholders of the Company if required by
Section 422A of the Code and the regulations thereunder. Reacquired shares of the Company's Common Stock as well as unissued shares may be used for the purpose of this Plan. Shares of Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this plan.

3.   Class of Employees Eligible to Receive Options
     ----------------------------------------------

     All officers and key employees of the Company are eligible to receive an option or options under this Plan. The officers and key employees who shall, in fact, receive an option or options shall be selected by the Compensation Committee, as hereinafter defined, in its sole discretion, except as otherwise specified in Section 4 hereof. No director who is not also an employee of the Company shall be eligible to be granted an option or options under the Plan.

4.   Administration of Plan
     ----------------------

     (a) This Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Board of Directors. The Committee shall consist of a minimum of three members of the Board of Directors, each of whom shall be a "disinterested person" as defined in Rule 16B-3 under the Securities Exchange Act of 1934, as amended. The Committee shall, in addition to its other authority and subject to the provision of this Plan, have authority in its sole discretion to determine the officers and key employees of the Company and any current or future parent or subsidiary corporation who are eligible to receive options under this Plan, the officers and key employees who shall in fact be granted an option or options, whether the option shall be an incentive stock option or a non-qualified stock option (as hereinafter defined), the number of shares to be subject to an option, the time or times at which an option shall be granted, the rate at which an option shall be exercisable, and, subject to
Section 5 hereof, the price at which an option shall be exercisable and the duration of the option.

     (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the exclusive right to construe the Plan and the options issued pursuant to it, correct defects and omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to the Committee or the Board of Directors, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitation on Committee memberships set forth in
Section 4(a) hereof, the Board of Directors may at any time appoint additional members to the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

5.   Incentive Stock Options and Nonqualified Stock Options
     ------------------------------------------------------

     (a) Options issued pursuant to this Plan may be either incentive stock options granted pursuant to Section 5(b) hereof ("Incentive Stock Options") or nonqualified stock options granted pursuant to Section 5(c) hereof ("Nonqualified Stock Options"), as determined by the Committee. An Incentive Stock Option is an option which satisfies all of the requirements of Section 422A of the Code and the regulations thereunder, and a Nonqualified Stock Option is an option which does not satisfy certain of those requirements. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for the Incentive Stock Options and Nonqualified Stock Options granted under this Plan shall be equal to at least 100% of the fair market value, as determined by the Committee in accordance with its interpretation of the requirements of Section 422A of the Code and the regulations thereunder, of the Company's Common Stock on the date of the grant of the option; provided, however, that if an Incentive Stock Plan is granted to an individual who, at the time the option is granted, owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, the option price shall not be less than 110% of the fair market value, as determined by the Committee in accordance with its interpretation of the requirements of Section 422A of the Code and the regulations thereunder, of the Company's Common Stock on the date of the grant of the option, and such option shall not be exercisable after the expiration of five years from the date such option is granted.

     (b) Incentive Stock Options granted pursuant to this Plan shall be granted substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Notwithstanding any other provisions hereof, the aggregate fair market value (determined as of the time an Incentive Stock Option is granted) of the stock for which any employee may be granted Incentive Stock Options in any calendar year (under all Incentive Stock Option plans of the Company and any parent and subsidiary corporation as defined in Section 425(e) and (f) of the Code and the regulations thereunder) shall not exceed $100,000, plus any unused limit carryover to such year. The unused limit carryover available in any calendar year to any employee shall be determined in accordance with Section 422A(c)(4) of the Code and the regulations thereunder. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option or pursuant to the terms of
Section 5(a) above. At the time of the grant of an Incentive Stock Option hereunder the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix I for any particular optionee, provided that the option as modified or amended satisfies the requirements of Section 422A of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an Incentive Stock Option as that term is defined in Section 422A of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(B) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an incentive stock option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

     (c) Nonqualified Stock Options granted pursuant to this Plan shall be granted substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Nonqualified Stock Options shall not be exercisable after the expiration of ten years and five days after the date such options are granted, unless terminated earlier under the option terms. At the time of the grant of a Nonqualified Stock Option hereunder, the Committee may, in its discretion, modify and amend any of the option terms contained in Appendix II for any particular optionee, provided that the option as modified or amended does not expire more than ten years and five days from the date of its grant and the option price is not less than 100% of the fair market value of the Company's Common Stock on the date of such grant.

     (d) Neither the Company nor any of its current or future parents, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an Incentive Stock Option as that term is used in Section 422A of the Code and the regulations thereunder, (ii) any optionee does not obtain the tax benefits of such an Incentive Stock Option, or (iii) any option granted pursuant to Section 5(c) hereof is determined to be an Incentive Stock Option.

6.   Stock Appreciation Rights
     -------------------------

     The Compensation Committee may grant an optionee a stock appreciation right at the time of the grant of an option under this Plan, or at any time thereafter. Such right shall entitle the optionee to elect to surrender a Nonqualified Stock Option with respect to unpurchased shares currently exercisable at any time (subject to such terms and conditions as may be imposed by the Compensation Committee at the time of the grant) during the life of the option, and to receive therefor payment in the form of cash, shares of the Company's Common Stock, or any combination of shares and cash, as determined by the Compensation Committee in its discretion. The amount of such payment shall be equal to the difference between the fair market value of the shares with respect to which the stock appreciation right is exercised and the option price of those shares. For the purposes of this section, the fair market value of shares shall be determined by the Committee as of the last trading day prior to the date the notice of exercise of the stock appreciation right is received by the Compensation Committee. The Compensation Committee may establish such reasonable restrictions and conditions on exercise (including, but not limited to, waiting periods and exercise dates) of a stock appreciation right granted under this Plan as the Committee, in its discretion, shall determine.

7.   Modification, Amendment, Suspension and Termination
     ---------------------------------------------------

     No option shall be granted pursuant to this Plan after the expiration of ten years from and after the earlier of the date (i) the Plan is adopted, or
(ii) the Plan is approved by the shareholders of the Company. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of Incentive Stock Options, as that term is defined in Section 422A of the Code and regulations thereunder, pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholder of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

8.   Effectiveness of Plan
     ---------------------

     The effective date of the Plan shall be January 31, 1986. The Plan is subject to approval by the holders of the Company's Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

9.   General Conditions
     ------------------

     (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any parent, subsidiary or affiliated corporation, or interfere in any way with the rights of the Company or any parent, subsidiary or affiliated corporation to terminate his employment in any way.

     (b) Corporate action constituting an offer of stock for sale to any employee under the terms of an option to be granted hereunder shall be deemed completed as of the date the Committee authorizes the grant of such option to the employee, regardless of when such option is actually delivered to the employee or acknowledged or agreed to by him.

     (c) As a condition to the receipt of a grant of an option under this Plan, an optionee must execute an Incentive Stock Option Agreement and/or a Nonqualified Stock Option Agreement pursuant to which the optionee agrees, inter
                                                                           -----
alia, to the terms and conditions imposed by the Compensation Committee upon his
----
exercise of options granted under this Plan. Such terms and conditions may include a requirement that, upon his separation from the service of the Company prior to attaining a specified period of service, the optionee must resell to the Company any stock acquired pursuant to this Plan at a price equal to the original exercise price paid by the optionee for the shares in question. The stock option agreement may contain additional terms and conditions as determined by the Compensation Committee in its discretion.

     (d) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan shall (except as otherwise provided in the option form) have the meaning ascribed to those terms in Sections 422A(b), 425(e) and 425(f), respectively, of the code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

     (e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

     (f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                           SUNGARD DATA SYSTEMS INC.
                           -------------------------

                                AMENDMENT NO. 1
                                       TO
                             1986 STOCK OPTION PLAN
                             ----------------------

     In accordance with the resolutions adopted by the Board of Directors at its meeting on February 4, 1987, the SunGard Data Systems Inc. 1986 Stock Option Plan ("Plan") is amended as follows:

     1. Except as otherwise provided herein, (a) any reference in the Plan to the Internal Revenue Code of 1954, as amended, or to the Code shall be deemed to be a reference to the Internal Revenue Code of 1986, as amended, and (b) any reference in the Plan to any section of the Internal Revenue Code of 1954, as amended, or of the Code shall be deemed to be a reference to the appropriate corresponding section of the Internal Revenue Code of 1986, as amended.

     2.  Section 5(b) of the Plan is amended in its entirety to read as follows:

         "(b) Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. With respect to Incentive Stock Options granted hereunder before January 1, 1987, the aggregate fair market value (determined as of the time the Incentive Stock Options are granted) of the stock for which any employee may be granted Incentive Stock Options in any calendar year (under all Incentive Stock Option plans of the Company and any parent and subsidiary corporations) shall not exceed $100,000 plus any unused limit carryover to such year. With respect to Incentive Stock Options granted hereunder before January 1, 1987, the unused limit carryover available in any calendar year to any employee shall be determined in accordance with Section 422A(c)(4) of the Internal Revenue Code of 1954, as amended, and the regulations thereunder, as such existed before the enactment of the Tax Reform Act of 1986. With respect to Incentive Stock Options granted on and after January 1, 1987, the aggregate fair market value (determined as of the time the Incentive Stock Options are granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all plans of the optionee's employer corporation and its parent and subsidiary corporations which permit the granting of Incentive Stock Options) shall not exceed $100,000. At the time of granting an Incentive Stock Option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix I for any particular optionee, provided that the option as modified or amended continues to be an Incentive Stock Option. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422A of the Code and the regulations thereunder. In the event this plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment."

     3. Appendix I to the Plan is amended in its entirety to conform to the attachment to this Amendment.

     4. This amendment shall be effective as of January 1,1987, and reflects the manner in which the Plan has operated since December 31, 1986.

Date:  February 4, 1987                         SunGard Data Systems Inc.


                                                By:____________________________
                                                   James L. Mann, President and
                                                   Chief Executive Officer

                           SUNGARD DATA SYSTEMS INC.
                           -------------------------


                                AMENDMENT NO. 2
                                       TO
                             1986 STOCK OPTION PLAN
                             ----------------------

     In accordance with the resolutions adopted by the Board of Directors of SunGard Data Systems Inc., a Delaware corporation, at its meeting duly held on November 1, 1988, the SunGard Data Systems Inc. 1986 Stock Option Plan, as previously amended by Amendment No. 1 thereto ("Plan"), is amended as follows:

     1. The first sentence of Section 2 of the Plan is amended in its entirety to read as follows:

         "The aggregate number of shares of the Company's Common Stock, par value $0.01 per share, which may be issued under this Plan shall be 500,000 shares."

     2. This amendment shall be effective as of November 1, 1988; provided however, that this amendment shall be subject to approval by the stockholders of the corporation at the corporation's 1989 annual meeting of stockholders. If such approval of the stockholders is not obtained at the corporation's 1989 annual meeting of stockholders, then, without any further action by the corporation or its Board of Directors, this Amendment shall be treated as having never become effective and shall be of no force or effect.

Date: November 1, 1988                   SunGard Data Systems Inc.


                                         By:__________________________________
                                            James L. Mann, President, Chairman
                                            and Chief Executive Officer

                           SUNGARD DATA SYSTEMS INC.
                           -------------------------

                                AMENDMENT NO. 3
                                       TO
                             1986 STOCK OPTION PLAN
                             ----------------------

     In accordance with the resolutions adopted by the Board of Directors of SunGard Data Systems Inc., a Delaware corporation (the "Company"), at its meeting duly held on February 6, 1990, the SunGard Data Systems Inc. 1986 Stock Option Plan, as previously amended ("Plan"), is amended as follows:

     1. The first sentence of Section 2 of the Plan is amended in its entirety to read as follows:

         "The aggregate number of shares of the Company's Common Stock, par value $0.01 per share, which may be issued under this Plan shall be 750,000 shares."

     2. This amendment shall not become effective unless and until it is approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at a duly convened meeting of the Company's stockholders. If this amendment is so approved by the Company's stockholders, then the date of such approval shall be the effective date of this amendment.

     3. This amendment shall be submitted to the Company's stockholders for approval at the Company's 1990 annual meeting of stockholders. If such approval is not obtained at such meeting (or at any subsequent meeting at which such approval is sought), then, at the discretion of the Board, this amendment may be re-submitted to the Company's stockholders for approval at any subsequent annual meeting of stockholders or at any special meeting of stockholders (including a special meeting that may be called solely for that purpose).

     4. Unless and until the approval of the Company's stockholders to this amendment is obtained, this amendment shall have no force and effect, and the Plan shall continue in effect in accordance with its terms without regard to this amendment.


Date: February 6, 1990                    SunGard Data Systems Inc.


                                          By:__________________________________
                                             James L. Mann, President, Chairman
                                             and Chief Executive Officer

                         SunGard(R) Data Systems Inc.

                                Amendment No. 4
                                      to
                            1986 Stock Option Plan

In accordance with the resolutions adopted by the Board of Directors of SunGard Data Systems Inc., a Delaware corporation ("Company"), at its meeting held on November 8, 1991, the SunGard Data Systems Inc. 1986 Stock Option Plan, as previously amended ("Plan"), is amended as follows:

NEW SECTION 10. Effective on the Effective Date (as defined below), new Section 10 is added to the Plan as follows:

     10.  Change in Control Provisions
          ----------------------------

          (a) With respect to each option granted under this Plan, whether granted before, on or after the Effective Date, if a Change in Control of the Company (as defined in Section 10(b) hereof) occurs, then all unvested shares under such option (if any are then unvested) shall automatically vest, without further action by the Company or the optionee, six months after the Change in Control of the Company occurred or, if sooner, upon a termination of the optionee's employment with the Company for any reason other than for Cause (as defined in Section 10(c) hereof). This provision shall not prevent the earlier vesting of any shares that otherwise would have vested during such period.

          (b) For purposes of this Section 10, a "Change in Control of the Company" means: (i) the occurrence of an event that would, if known to the management of SunGard Data Systems Inc. ("SunGard"), be required to be reported by SunGard under Item 1(a) of Form 8-K pursuant to the Securities Exchange Act of 1934 ("Exchange Act"); or (ii) the acquisition or receipt,
                                            --
     in any manner, by any person (as defined for purposes of the Exchange Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the Exchange Act) of 20% or more of the combined voting securities ordinarily having the right to vote for the election of directors of SunGard; or (iii) a change in the constituency of
                                       --
     the Board of Directors of SunGard ("Board") with the result that individuals (the "Incumbent Directors") who are members of the Board on the date of this Amendment cease for any reason to constitute at least a majority of the Board, provided that any individual who is elected to the Board after the date of this Amendment and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board; or (iv) the sale, exchange or other disposition of all or a
            --
     significant portion of the Company's business or assets, or the execution by the Company of a binding agreement providing for such a transaction.

          (c) For purposes of this Section 10, a termination by the Company of an optionee's employment with the Company shall be for "Cause" only if:
     (i) at least two-thirds of the members of the board of directors of the optionee's employer-company ("Employer-Board") determined that the optionee
     (x) was guilty of gross negligence or
     willful misconduct in the performance of his or her duties for the Company, or (y) breached or violated, in a material respect, any agreement between the optionee and the Company or any of the Company's policy statements regarding conflicts-of-interest, insider trading or confidentiality, or (z) committed a material act of dishonesty or breach of trust; and (ii) such
                                                                ---
     determination was made at a duly convened meeting of the Employer-Board with respect to which the optionee received at least 10 days prior written notice, had a reasonable opportunity to attend (with counsel of his or her choice), and had a reasonable opportunity to make a statement and answer the allegations against him or her; and (iii) either (x) the optionee was
                                         ---
     given a reasonable opportunity to take remedial action but failed or refused to do so, or (y) at least two-thirds of the members of the Employer-Board also determined, at such meeting, that an opportunity to take remedial action would not have been meaningful under the circumstances.

          (d) For all purposes of this Section 10: (i) if an optionee is employed by a subsidiary of SunGard and such subsidiary ceases to be a subsidiary of SunGard, then the optionee's employment with the Company will be deemed to have been terminated by the Company without Cause, unless the optionee is transferred to SunGard or another subsidiary of SunGard; (ii) an optionee's employment with the Company will not be deemed to have been terminated if the optionee is transferred from SunGard to a subsidiary of SunGard, or vice versa, or from one subsidiary of SunGard to another; and
     (iii) if an optionee terminates his or her employment with the Company following a reduction in his or her rate of compensation, then the optionee's employment with the Company will be deemed to have been terminated by the Company without Cause.

EFFECTIVE DATE OF NEW SECTION 10. The "Effective Date" of New Section 10 of the Plan shall be November 8, 1991, unless postponed as follows:

     (1) The addition of New Section 10 to the Plan has been under consideration by the Board since at least February 1991. The Company was not during that period, and the Company is not on the date of this Amendment, planning, negotiating or consummating any plan of combination (as defined in A.P.B. 16) that was or is intended to be accounted for as a pooling-of-interests. The addition of new Section 10 to the Plan, therefore, has not been adopted in contemplation of any pooling-of-interests transaction.

     (2) It is the Company's express intention that the addition of new Section 10 to the Plan will not, by itself, prohibit the use of pooling-of-interests accounting treatment for any plan of combination in which the Company desires to participate and as to which the parties desire to use pooling-of-interests accounting treatment.

     (3) If, within two years after the date of this Amendment, any such plan of combination in which the Company desires to participate is initiated (as defined in A.P.B. 16), but the independent auditors of the Company or of a party that intends to acquire control of the Company will not approve pooling-of-interests accounting treatment for the sole reason that new Section 10 was added to the
                             ----
Plan within the two years preceding the initiation of such plan of combination, then the Company shall in good faith use its best efforts to secure such approval of such independent auditors by, for example, seeking an appropriate no-action letter or other consent from the Securities and Exchange Commission or taking such other appropriate actions, if any are reasonably possible, that will secure such approval.

     (4) If, despite such efforts, such independent auditors remain unable to approve the use of pooling-of-interests accounting treatment for such plan of combination for the sole reason that new Section 10 was added to the Plan within
                    ----
the two years preceding the initiation of such plan of combination, then the "Effective Date" of new Section 10 of the Plan shall be postponed until the earliest date that will permit such independent auditors to approve the use of pooling-of-interests accounting treatment for such plan of combination, but not later than November 8, 1993.


Date:   November 8, 1991            SunGard Data Systems Inc.


                                    By:
                                       ------------------------------------
                                       James L. Mann, Chairman, President
                                       and Chief Executive Officer

                         SunGard(R) Data Systems Inc.

                                Amendment No. 5
                                      to
                            1986 Stock Option Plan

In accordance with the resolutions adopted by the Board of Directors of SunGard Data Systems Inc., a Delaware corporation ("Company"), at its meeting held on February 16, 1993, the SunGard Data Systems Inc. 1986 Stock Option Plan, as previously amended ("Plan"), is amended as follows:

1. The first sentence of Section 2 of the Plan is amended in its entirety to read as follows:

          "The aggregate number of shares of the Company's Common Stock, par value $0.01 per share, which may be issued under this Plan shall be 1,000,000 shares."

2. This amendment shall not become effective unless and until it is approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at a duly convened meeting of the Company's stockholders. If this amendment is so approved by the Company's stockholders, then the date of such approval shall be the effective date of this amendment.

3. This amendment shall be submitted to the Company's stockholders for approval at the Company's 1993 annual meeting of stockholders. If such approval is not obtained at such meeting (or at any subsequent meeting at which such approval is sought), then, at the discretion of the Board, this amendment may be re-submitted to the Company's stockholders for approval at any subsequent annual meeting of stockholders or at any special meeting of stockholders (including a special meeting that may be called solely for that purpose).

4. Unless and until the approval of the Company's stockholders to this amendment is obtained, this amendment shall have no force and effect, and the Plan shall continue in effect in accordance with its terms without regard to this amendment.


Date:   February 16, 1993                 SunGard Data Systems Inc.


                                          By:
                                             ----------------------------------
                                             James L. Mann, Chairman, President
                                                and Chief Executive Officer

                         SunGard(R) Data Systems Inc.

                         SunGard(R) Data Systems Inc.

                                Amendment No. 6
                                      to
                            1986 Stock Option Plan

In accordance with the resolutions adopted by the Board of Directors of SunGard Data Systems Inc., a Delaware corporation ("Company"), at its meeting held on February 13, 1995, the SunGard Data Systems Inc. 1986 Stock Option Plan, as previously amended ("Plan"), is amended as follows:

1. The first sentence of Section 2 of the Plan is amended in its entirety to read as follows:

          "The aggregate number of shares of the Company's Common Stock, par value $0.01 per share, which may be issued under this Plan shall be 1,000,000 shares, with an individual limit of 100,000 shares per optionee per year."

2. The first sentence of Section 7 of the Plan is amended in its entirety to read as follows:

          "No option shall be granted pursuant to this Plan after February 13, 1998."

3. This amendment shall, for federal tax law purposes, result in the adoption of a new stock option plan.

4. This amendment shall not become effective unless and until it is approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at a duly convened meeting of the Company's stockholders. If this amendment is so approved by the Company's stockholders, then the date of such approval shall be the effective date of this amendment.

5. This amendment shall be submitted to the Company's stockholders for approval at the Company's 1995 annual meeting of stockholders. If such approval is not obtained at such meeting (or at any subsequent meeting at which such approval is sought), then, at the discretion of the Board, this amendment may be re-submitted to the Company's stockholders for approval at any subsequent annual meeting of stockholders or at any special meeting of stockholders (including a special meeting that may be called solely for that purpose).

6. Unless and until the approval of the Company's stockholders to this amendment is obtained, this amendment shall have no force and effect, and the Plan shall continue in effect in accordance with its terms without regard to this amendment.


Date:   February 13, 1995                  SunGard Data Systems Inc.


                                           By:
                                              ----------------------------------
                                              James L. Mann, Chairman, President
                                                  and Chief Executive Officer

                                  ADDENDUM TO

                           SUNGARD DATA SYSTEMS INC.

                             1986 STOCK OPTION PLAN

                                      FOR

                            UNITED KINGDOM OPTIONEES
                            ------------------------



Solely for the purposes of options to be granted in the United Kingdom ("UK") the SunGard Data Systems Inc. 1986 Stock Option Plan, as amended ("the US Plan"), is hereby amended as follows:

  1. Preamble
     --------

     a. This Addendum adapts the terms of the US Plan in order to render the US Plan capable of approval as an Approved Share Option Scheme under
         Section 185 and Schedule 9 of the Income and Corporation Taxes Act
         1988.

     b. The adapted Plan ("the UK Plan") is for the benefit only of UK resident employees to SunGard Data Systems Inc. and all current or future companies of which it has control (the "Company").

     c. The UK Plan is an Addendum to the US Plan, must be read and construed in conjunction with the US Plan, and is subject to the terms and conditions of the US Plan except to the extent that such terms and conditions differ from, or conflict with, the terms set out herein.

  2. Definitions
     -----------

     For the UK Plan purposes, the following terms in the UK Plan including for the avoidance of doubt the US Plan shall have the following meanings. Unless otherwise defined herein or unless the context clearly requires otherwise, capitalised terms used herein shall have the meanings given to them in the US Plan.

     a.  Plan
         ----

         The Company's 1986 Incentive Stock Option Plan, as amended, including the UK Addendum.

     b.  Fair Market Value
         -----------------

         The value of a share of the Company's common stock as determined by the Board in accordance with Part VIII of the Capital Gains Tax Act 1979 and agreed in advance by the

         Inland Revenue Shares Valuation Division, but in no event shall such value be less than the fair market value determined for United States income tax purposes.

     c.  Stock Option
         ------------

         An option to purchase shares of the stock granted under the Plan, as specified in paragraph 5 of the US Plan.

     d.  Key Employees
         -------------

         Employees, including officers and directors, who, in the opinion of the Board of Directors or the Committee, can make significant contributions to the Company, as defined in paragraph 4a of the US Plan.

     e.  Qualifying Employee
         -------------------

         An employee other than a director of the Company who is required under the terms of his employment to work for at least twenty hours a week for the Company, excluding meal breaks.

     f.  Material Interest
         -----------------

         In respect of a person's shareholdings beneficially owned, or owned indirectly by the person and his associates (as defined in Section 417 Income and Corporation Taxes Act 1988) which enable the person, together with his associates to control more than 10% of the Company's stock.

     g.  Date of Grant
         -------------

         The date on which an option is granted.

     h.  Option Price
         ------------

         The price at which a participant may exercise an Option in accordance with the rules of the Plan.

     i.  Participant
         -----------

         A qualifying employee.

     j.  Relevant Emoluments
         -------------------

         The meaning which the terms bears in sub-paragraph (2) of paragraph 28 of Schedule 9 by virtue of sub-paragraph (5) of that paragraph.

     k.  Schedule 9
         ----------

         Schedule 9 to the Income and Corporation Taxes Act 1988.

     l.  Subsisting Option
         -----------------

         An Option which has neither lapsed or been exercised.

     m.  Associated Company
         ------------------

         Has the same meaning as in Section 416 of the Income and Corporation Taxes Act 1988.

  3. Eligibility of Employees
     ------------------------

     The conditions set out in paragraph 3 of the US Plan should be taken to be expanded as below for UK purposes.

     a. All participants must be qualifying employees of the Company or any of its affiliates; provided, however, that all participants must also meet the requirements for participation under the US Internal Revenue Code.

     b. Also, in the UK no participant may have, or have had within the preceding twelve months, a material interest in a close company within the meaning of Chapter I or Part XI of the Income and Corporation Taxes Act 1988, which is:

         (i) A company the shares of which may be acquired pursuant to the exercise of rights obtained under the Plan; or

         (ii) A company which has control of such a company or is a member of a consortium which owns such a company.

     c.  For the avoidance of doubt, any person precluded by paragraph 8 of
         Schedule 9 Income and Corporation Taxes Act 1988 may not be granted or exercise an option while so precluded.

  4. Stock Option
     ------------

     The nature of the Stock Options is covered by paragraph 5 of the US Plan, with the following amendments:

     a.  For UK purposes, payment or exercise will only be in cash.

     b. Notwithstanding the conditions of the US Plan regarding the timing of the exercising of options, options shall only be exercisable after the first anniversary of the grant of the relevant options and prior to the tenth anniversary thereof or the earlier expiration thereof. Where an individual exercises any option before three years from the date the option was granted he shall not receive the UK tax advantages prescribed in Section 185 (2) and (3) of the UK Income and Corporation Taxes Act 1988.

         Furthermore, if an option is exercised as provided in the US plan and such exercise is within three years of the exercise of an option which is approved under Section 185, the second option only will not receive the UK tax advantages prescribed in Section 185 (2) and (3) of the Income and Corporation Taxes Act 1988.

     c. The provisions of the Appendix I of the US plan relating to the Company's repurchase rights do not apply in the UK. For UK purposes only vested shares may be acquired upon exercise of options granted under the plan.

     d. Any adjustment to the Option Shares and Option Price as a result of a stock dividend, stock split, recapitalization or other variation in share capital will only be made following UK Inland Revenue approval.

  5. Limitation of Rights
     --------------------

     The conditions of paragraph 5 of the US Plan are expanded to contain the following:

     a. Notwithstanding paragraph 5(b), as amended, of the US Plan, stock options may not be granted if they exceed the lower of the limits set out in (i) paragraph 5(b) of the US Plan or, (ii) the UK limits set out below.

     b. Options may not be granted to the participant in the UK at any time if to do so would cause the aggregate of the Option Price for all subsisting Options granted to the Participant under the UK Plan or any other share option scheme approved by the Board of Inland Revenue under the provisions of Schedule 9, established by the Company or by any associated company of the company to exceed a sum equal to the greater of 100,000 pounds in sterling or four times the Participant's relevant emoluments at the exchange rate ruling on the date of the grant.

     c. No additional conditions restricting exercise will be imposed without prior Inland Revenue approval.

  6. Amendments
     ----------

     No amendments shall have effect for the purposes of the UK Plan until approved by the UK Inland Revenue. Conditions imposed under Clause 9(c) of the US Plan shall not be effective for the purposes of the UK Plan prior to UK Inland Revenue approval.

  7. Scheme Shares
     -------------

     a. For the avoidance of doubt, it is confirmed that the scheme shares described in Appendix I of the US Plan will satisfy the provisions of paragraph 10 to 14 of the Schedule 9.

     b. Shares will be allotted within the thirty (30) days of the date of exercise, subject to clause 3 of Appendix I of the US Scheme

  8. Stock Appreciation Rights
     -------------------------

     Clause 6 of the US Plan shall not apply for the purposes of the UK Plan.


  THE UNDERSIGNED CERTIFIES THAT THIS ADDENDUM WAS DULY ADOPTED BY THE BOARD OF DIRECTORS OF SUNGARD DATA SYSTEMS INC. ON THE TWELFTH DAY OF FEBRUARY, 1991.


                                         -------------------------------
                                         Lawrence A. Gross, Secretary of
                                         SunGard Data Systems Inc.